UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 16, 2012

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of	(Commission	File Number)
incorporation)	(IRS Employer	Identification No.)

6500 North Belt Line Road,
Suite 200, Irving, Texas	75063
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03              Bankruptcy or Receivership.

Confirmation of Plan of Reorganization and Approval of Stock Purchase Agreement

As previously disclosed, on March 7, 2012 (the “Petition Date”) and March 8, 2012, Cano Petroleum, Inc. (the “Company”) and its direct and indirect subsidiaries (collectively, the “Debtors”) filed a joint voluntary petition for reorganization (collectively, the “Chapter 11 Case”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”).  The Chapter 11 Case is being jointly administered as Case Number 12-31549.

On July 16, 2012, the Bankruptcy Court entered an order (the “Confirmation Order”) approving and confirming the Second Amended Joint Plan of Reorganization of the Debtors (the “Plan”) and approving the Stock Purchase Agreement, dated as of March 7, 2012, by and among NBI Services, Inc. and the Debtors (the “Stock Purchase Agreement”) and authorizing the consummation of the transaction contemplated thereby. A copy of the Plan as confirmed by the Bankruptcy Court is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The Plan is not yet effective.  Consummation of the Plan is subject to certain conditions, including those described below under the heading “Summary of the Plan,” that must be satisfied prior to the effective date of the Plan (the “Effective Date”).

Summary of the Plan

The following is a summary of the material features of the Plan.  This summary is qualified in its entirety by reference to the Plan and the Confirmation Order.  To the extent that there is a conflict between this summary and the Plan or Confirmation Order, the Plan or Confirmation Order, as applicable, shall govern.  Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

The Plan treats all creditors and equity interest holders in accordance with their relative priorities under the Bankruptcy Code.  The Plan provides for the following classification and treatment of the pre-petition Claims and Interests:

Class	Type of Allowed Claim or Interest	Treatment of Claims or Interests

A1, B1, C1, D1, E1, F1, G1, H1, and I1	Priority Non-Tax Claims

Allowed Priority Non-Tax Claims will receive (i) Cash equal to the amount of such Allowed Claims on the later of (a) the Effective Date (or as soon as reasonably practicable thereafter) and (b) the date such Claim becomes an Allowed Claim; or (ii) such other treatment agreed to by the Debtors, Liquidating Trustee (or the Debtors), and the Pre-Petition Agents. Cash Payments of Allowed Priority Non-Tax Claims shall be paid from Claims Reserve, or if the Claims Reserve is insufficient, any shortage shall be paid from the Gift Reserve or from the Avoidance Actions Proceeds Reserve.

A2, B2, C2, D2, F2, G2, H2, and I2	Senior Secured Claims

Allowed Senior Secured Claims will receive:  (i) on the Effective Date and as part of the Closing, from the Purchaser, all of the PSA Sale Proceeds, except for any portion of such proceeds transferred by the Purchaser to the Liquidating Trust to fund the (a) Claims Reserve, (b) Liquidating Trust Expense Reserve; and (c) Gift Reserve; (ii) on the Effective Date, from the Debtors, contemporaneously with the payment from the Purchaser in clause (i) above, all Available Cash, if any, except for (a) the amounts transferred to the Liquidating Trust to fund the Claims Reserve and the Liquidating Trust Expense Reserve; and (b) any amounts that constitute Retained Funds; (iii) as soon as reasonably practicable after the Effective Date, the Net Proceeds of the sale, collection or other monetization of all or each a portion of the Other Assets, except for Avoidance Actions; (iv) as soon as reasonably practicable after the Effective Date, any remaining funds in the Claims Reserve after the payment of the

Class	Type of Allowed Claim or Interest	Treatment of Claims or Interests

Allowed Plan Carve Out Claims; (v) as soon as reasonably practicable after the Effective Date, the proceeds of the sale, collection or other monetization of the Closing Accounts Receivable in accordance with the Purchase and Sale Agreement; (vi) any remaining funds in the Liquidating Trust Expense Reserve on the date the Liquidating Trust is terminated; (vii) as soon as reasonably practicable after receipt by the Liquidating Trustee, all amounts in the Undeliverable Distribution Reserve that have been forfeited by Holders of Claims; and (viii) as soon as reasonably practicable after receipt by the Liquidating Trustee, all remaining amounts from the Environmental Escrow Funds.

To the extent that the amounts received by the Pre-Petition Senior Secured Agent are less than the amount of the Allowed Senior Secured Claims, the shortfall shall be a “Senior Secured Deficiency Claim” and shall be treated as an Allowed General Unsecured Claim in Classes A5, B5, C5, D5, F5, G5, H5, and I5 against the Debtors; provided, however, if (i) Classes A5, B5, C5, D5, F5, G5, H5 and I5 of General Unsecured Claims in this Plan vote to accept this Plan by the requisite statutory majority provided in Bankruptcy Code § 1126(c); and (ii) the validity, extent, or priority of the Senior Secured Lenders’ Liens are not challenged by the Debtors, Special Counsel, a Creditor, or any other party-in-interest, then the Senior Secured Deficiency Claim is waived and shall not become a General Unsecured Claim in any Class under this Plan.

A3, B3, C3, D3, F3, G3, H3 and I3	UBE Junior Secured Claims

In the event that the Senior Secured Claim Distribution Amounts are greater than the Allowed Senior Secured Claims and the Allowed Senior Secured Claims are paid in full, then the Allowed UBE Junior Secured Claims shall receive any and all excess amounts until the UBE Junior Secured Claims are paid in full.

To the extent that the amounts received by UBE are less than the amount of the Allowed UBE Junior Secured Claim, then the unpaid portion of the Allowed UBE Junior Secured Claim (the “UBE Junior Secured Deficiency Claim”) shall be treated as an Allowed General Unsecured Claim in Classes A5, B5, C5, D5, F5, G5, H5 and I5 against the Debtors; provided, however, if (i) the Classes A5, B5, C5, D5, F5, G5, H5 and I5 of General Unsecured Claims in this Plan vote to accept this Plan by the requisite statutory majority provided in Bankruptcy Code § 1126(c); and (ii) the validity, extent, or priority of the Junior Secured Lenders’ Liens are not challenged by the Debtors, Special Counsel, a Creditor, or any other party-in-interest, then the UBE Junior Secured Deficiency Claim is waived and shall not become a General Unsecured Claim in any Class under this Plan.

A4, B4, C4, D4, E2, F4, G4, H4 and I4	Miscellaneous Secured Claims

Allowed Miscellaneous Secured Claims will, at the election of the Liquidating Trustee (with the prior written consent of Pre-Petition Agents), receive (a) such treatment in accordance with Bankruptcy Code § 1124 as may be determined by the Bankruptcy Court; (b) payment in full, in Cash; (c) satisfaction of any such Allowed Miscellaneous Claim and paying any interest fees, costs and/or expense required to be paid under Bankruptcy Code § 506(b); or (d) providing such Holder with such treatment in accordance with Bankruptcy Code § 1129(b) as may be determined by the Bankruptcy Court.  Cash Payments of Allowed Miscellaneous Secured Claims shall be paid from Claims Reserve, or if the Claims Reserve is insufficient, any shortage shall be paid from the Gift Reserve or the Avoidance Actions Proceeds Reserve.

Class	Type of Allowed Claim or Interest	Treatment of Claims or Interests

A5, B5, C5, D5, E3, F5, G5, H5 and I5	General Unsecured Claims

Allowed General Unsecured Claims shall receive from the Liquidating Trust on or as soon as reasonably practicable after the Effective Date, their Pro Rata share of the sum of the Gifted Amount plus the aggregate Cash from Avoidance Actions Proceeds, less any amounts of the Avoidance Actions Proceeds Reserve or Gift Reserve required to satisfy the Allowed Plan Carve Out Claims as provided in the Plan.

A6, B6, C6, D6, E4, F6, G6, H6 and I6	Intercompany Claims

Allowed Intercompany Claims shall be eliminated, extinguished, cancelled, and discharged.  Holders of Intercompany Claims shall not be entitled to, nor shall they receive, any distribution or retain any property or interest in property on account of such Intercompany Claims.

B7, C7, D7 and G7	Royalty Claims

Allowed Royalty Claims shall receive (i) Cash equal to the amount of such Allowed Claims on the later of (a) the Effective Date (or as soon as reasonably practicable thereafter) and (b) the date such Claim becomes an Allowed Claim; or (ii) such other treatment agreed to by the Debtors, Liquidating Trustee (or the Debtors), and the Pre-Petition Agents. Cash Payments of Allowed Royalty Claims shall be paid from Claims Reserve, or if the Claims Reserve is insufficient, any shortage shall be paid from the Gift Reserve or the Avoidance Actions Proceeds Reserve.

A7	Preferred Stock

All Class A7 Preferred Stock outstanding as of the Effective Date shall be extinguished, cancelled and discharged. Holders of Class A7 Preferred Stock shall not be entitled to, nor shall they receive, any distribution or retain any property or interest in property on account of such Class A7 Preferred Stock.

A8, B8, C8, D8, E5, F7, G8, H7 and I7	Interests

All Interests shall be extinguished, cancelled and discharged.  Holders of Interests shall not be entitled to, nor shall they receive, any distribution or retain any property or interest in property on account of such Interests.

Prior to filing the Chapter 11 Case, the Debtors and NBI Services, Inc., an Oklahoma corporation (“Buyer”), entered into the Stock Purchase Agreement.  The Chapter 11 Case contemplated approval of a marketing process in which Buyer would be the “stalking horse” and the Company would be permitted to solicit higher or better bids for its assets and businesses.  As there was not a higher or better bid for the Company’s assets or businesses and the Bankruptcy Court approved the Plan, all existing capital stock, including the Company’s Common Stock and Series D Convertible Preferred Stock, will be cancelled, and, pursuant to the Stock Purchase Agreement as approved by the Bankruptcy Court under the Confirmation Order, Buyer will purchase all of the newly issued shares of common stock that will be issued by the reorganized Company pursuant to the Plan in exchange for $47.5 million (subject to certain adjustments), which will be distributed to creditors in accordance with the Plan.  Consummation of the transactions contemplated by the Stock Purchase Agreement, however, is conditioned upon, among other things, the conditions to the Effective Date of the Plan having been satisfied and the occurrence of the Effective Date of the Plan.  The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached as Exhibit 2.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2012.

The following conditions precedent must be satisfied or waived in order for the Plan to become effective: (a) The Confirmation Order shall have been entered in form and substance reasonably acceptable to the Debtors, Pre-Petition Agents, and Buyer, and such Order shall have become a Final Order; (b) If Buyer purchases the Acquired Property pursuant to the Sale Order, the Sale Order shall have been entered in form and substance reasonably acceptable to the Debtors, the Pre-Petition Agents, and Buyer and such order shall have become a Final Order; (c) Buyer shall have provided written evidence satisfactory to the Debtors and the Pre-Petition Agents that simultaneous with the occurrence of the Effective Date, Buyer is prepared to close the Transactions; (d) The Closing shall have occurred pursuant to the Stock Purchase Agreement; (e) The Liquidating Trust Agreement shall have been fully executed in form and substance reasonably acceptable to the Debtors and the Pre-Petition Agents; (f) There shall not be in effect any (i) order entered by any court of any competent jurisdiction; (ii) any order, opinion, ruling or other decision entered by any administrative or governmental entity or (iii) applicable law, staying, restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the Transactions contemplated by this Plan.

Upon the occurrence of the Effective Date, the Debtors will be deemed consolidated under the Plan solely for the limited purposes of distribution under the Plan. Each and every Claim filed or to be filed against any of the Debtors will be deemed filed against the deemed consolidated Debtors and will be deemed one Claim against all Debtors and (a) all Claims of each Debtor against any other Debtor will be eliminated and released; (b) any obligation of any Debtor and all guarantees thereof executed by one or more of the Debtors will be deemed to be one obligation of all of the consolidated Debtors; (c) any Claims filed or to be filed in connection with any such obligation and such guarantees will be deemed one Claim against the consolidated Debtors; (d) all duplicative Claims (identical in amount and subject matter) filed against one or more of the Debtors will be automatically expunged so that only one Claim survives against the consolidated Debtors; and (e) the consolidated Debtors will be deemed, for purposes of determining the availability of the right of set-off under section 553 of the Bankruptcy Code, to be one entity, so that, subject to other provisions of section 553 of the Bankruptcy Code, the debts due to a particular Debtor may be offset against the Claims against such Debtor or Debtors.

The Liquidating Trust

The Plan provides for the creation of a liquidating trust (the “Liquidating Trust”) with a term of three years commencing on the Effective Date, subject to early termination or extension with approval of the Bankruptcy Court.

The Liquidating Trust will be established for the purpose of (i) liquidating the assets transferred to it on the Effective Date for the benefit of holders of Allowed Plan Carve Out Claims, Senior Secured Claims, the UBE Junior Secured Claim, and certain General Unsecured Claims in accordance with the Plan and (ii) making such other distributions as set forth in the Plan.

The Liquidating Trust will be administered in accordance with the terms of a liquidating trust agreement that the Company will execute with the trustee of the Liquidating Trust.  Pursuant to the Plan as confirmed by the Bankruptcy Court, the Debtors proposed that Robert E. Ogle be the trustee of the Liquidating Trust.

Other Information

The Company has 45,057,992 shares of common stock, par value $0.0001 per share, and 29,213 shares of Series D Convertible Preferred Stock, par value $0.0001 per share issued and outstanding as of July 20, 2012.  The Plan does not provide for the reservation of any of the Company’s equity securities for future issuance in respect of any claims or interests.

Information regarding the assets and liabilities of the Debtors is included in the Monthly Operating Reports for the Debtors for the period ended June 30, 2012, which are attached as Exhibits 99.1 to 99.9 to the Company’s current report on Form 8-K filed with the SEC on July 20, 2012 and incorporated herein by reference.

Item 3.03              Material Modification to Rights of Security Holders.

Pursuant to the Plan, all outstanding equity and other ownership Interests in the Debtors, including, without limitation, the Company’s common stock, par value $0.0001 per share, and Series D Convertible Preferred Stock, par value $0.0001 per share, will be terminated and extinguished on the Effective Date, and the certificates that previously evidenced ownership of those interests will be deemed cancelled and will be null and void and such certificates shall evidence no rights or interests in any of the Debtors.  On the Effective Date, after the outstanding equity and other interests in the Debtors are cancelled, the Reorganized Subsidiaries will issue new equity and ownership interests to the previous owners of the cancelled interests in the Reorganized Subsidiaries, and Reorganized Cano will issue 1,000 shares of common stock, par value $0.01 per share, of Reorganized Cano to Buyer in accordance with the Stock Purchase Agreement, and in each case such equity and other ownership interests will be free and clear of all liens and encumbrances.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan, on the Effective Date, (a) Donald W. Niemiec, Garrett Smith and James R. Latimer III will cease to be directors of the Company; (b) James R. Latimer III will cease to be Chief Executive Officer of the Company; and (c) John H. Homier will cease to be the Chief Financial Officer of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends that all such statements be subject to the “safe-harbor” provisions of those Acts.  Many important risks, factors and conditions may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statement.  These risks include, but are not limited to, the ability of the Debtors to successfully satisfy the conditions precedent to the occurrence of the Effective Date of the Plan.  The historical results achieved by the Company are not necessarily indicative of their future prospects. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

2.1                               Second Amended Joint Plan of Reorganization of the Debtors, dated May 30, 2012, and filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division on May 30, 2012, and as confirmed by the Bankruptcy Court on July 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: July 20, 2012
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

2.1

Second Amended Joint Plan of Reorganization of the Debtors, dated May 30, 2012, and filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division on May 30, 2012, and as confirmed by the Bankruptcy Court on July 16, 2012.